UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange act of 1934

Date of report (date of earliest event reported): June 9, 2014

RECEPTOS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35900	26-4190792
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10835 Road to the Cure, Suite 205

San Diego, California 92121

(858) 652-5700

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On June 9, 2014, Receptos, Inc. (“Receptos” or the “Company”) issued a press release announcing top-line results for the Phase 2 portion of its RADIANCE trial for RPC1063, as further described in Item 8.01 below. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The Receptos management team will host a teleconference and webcast on June 9, 2014 at 5:00 p.m. Eastern (2:00 p.m. Pacific) to discuss the information in the press release. The live call may be accessed by phone by calling (866) 757-6808 (domestic) or (760) 536-5211 (international), conference ID 58382320. The webcast can be accessed live on the Investor Relations section of the Receptos website at www.receptos.com.

The information in this Item 7.01 as well as Exhibit 99.1 to this report is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof.

Item 8.01. Other Events.

On June 9, 2014, Receptos announced top-line results for the Phase 2 portion of RADIANCE, the Company’s accelerated design, randomized Phase 2/3 study of its drug candidate RPC1063 for the treatment of relapsing multiple sclerosis (“RMS”). The randomized, double-blind study assessed the efficacy, safety and tolerability of two orally administered doses (0.5mg and 1.0mg) of RPC1063 against placebo in 258 patients with RMS across 77 sites in 13 countries.

The primary endpoint of the Phase 2 portion of RADIANCE was the reduction in the cumulative number of total gadolinium-enhancing (“GdE”) lesions determined by magnetic resonance imaging (“MRI”) from week 12 to week 24 of study treatment. Patients on RPC1063 experienced a statistically significant reduction in GdE lesions of 86% at both 0.5mg and 1.0mg doses compared to patients on placebo (p-values <0.0001 for each dose group compared to placebo). Secondary endpoints measuring effects on other MRI parameters were also positive and statistically significant (p<0.0001 for each dose group compared to placebo). Although the Phase 2 portion of RADIANCE was not powered to detect a statistically significant difference between RPC1063 treatment arms and placebo on annualized relapse rate (“ARR”), there was a favorable trend for both RPC1063 dose groups.

The Company believes that safety and tolerability data from the Phase 2 portion of RADIANCE provide support for a differentiated, potential best-in-class profile, including (i) an overall adverse event profile which appeared relatively similar between the RPC1063 dose groups and placebo with no concerning safety signals for patients receiving RPC1063; (ii) first dose changes in heart rate in patients receiving RPC1063 that were generally modest (maximum mean reduction <2 beats per minute compared to baseline) with no patients dropping below 45 beats per minute during the first six hours after administration, which is consistent with the findings of the Company’s earlier thorough QT study; and (iii) rates of liver transaminase elevations observed in patients receiving RPC1063 that were low relative to agents with similar mechanisms of action on the market or in clinical development, and supportive of a favorable hepatic safety profile.

Receptos initiated the Phase 3 portion of RADIANCE under a Special Protocol Assessment (SPA) with the FDA in December 2013. The Phase 3 portion of RADIANCE, which is currently enrolling patients, is a randomized, double-blind study designed to compare 0.5 mg and 1.0 mg of RPC1063 against interferon beta-1a (Avonex®) in 1,200 patients with RMS.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by Receptos, Inc. on June 9, 2014.

Exhibit 99.1 to this report is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof.

Forward-Looking Statements

The statement in this Current Report on Form 8-K, other than statements of historical fact, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The word “believes” as well as similar expressions are intended to identify forward-looking statements. These forward-looking statements do not constitute guarantees of future performance. Investors are cautioned that forward-looking statements, including without limitation statements regarding the safety, efficacy and projected development timeline of RPC1063, constitute forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include without limitation consistency of trial results to date with further trial results, the Company’s ability to adequately and timely recruit and enroll patients in its clinical trials, as well as other risks associated with the process of discovering, developing and commercializing drug candidates that are safe and effective for use as human therapeutics. These and other risks are described in detail in the Company’s SEC filings, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014. All forward-looking statements contained in this report speak only as of the date on which they were first made by the Company, and the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after such date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2014	RECEPTOS, INC.

	By:	/s/ Christian Waage Christian Waage Senior Vice President & General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Receptos, Inc. on June 9, 2014.

Exhibit 99.1 to this report is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof.